UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

PULASKI FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Missouri	0- 24571	43-1816913
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141

(Address of principal executive offices) (Zip Code)

(314) 878-2210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement

In connection with the filing of the Prospectus Supplement discussed below, on May 7, 2013, Pulaski Financial Corp. (the “Company”), Pulaski Bank and Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) entered into a sales agency agreement (the “Sales Agency Agreement”) under which the Company may sell from time to time through Sandler O’Neill, as sales agent, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate gross sales price of up to $10,000,000.

Pursuant to the Sales Agency Agreement, the Common Stock may be offered and sold through Sandler O’Neill in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the Nasdaq Global Select Market, at market prices or as otherwise agreed to with Sandler O’Neill.  The Sales Agency Agreement provides that Sandler O’Neill will be entitled to compensation equal to 3.0% of the gross sales price of the Common Stock sold through Sandler O’Neill from time to time under the Sales Agency Agreement.  The Company has no obligation to sell any of the Common Stock under the Sales Agency Agreement, and may at any time suspend solicitation and offers under the Sales Agency Agreement.

The Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-188086) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2013, and declared effective on May 3, 2013.  The Company filed a prospectus supplement, dated May 7, 2013 (the “Prospectus Supplement”), with the SEC in connection with the offer and sale of the Common Stock pursuant to the Sales Agency Agreement.

The Sales Agency Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Sales Agency Agreement.  These representations, warranties and covenants, are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any shares of Common Stock pursuant to the Sales Agency Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Sales Agency Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The description of the Sales Agency Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the text of such agreement.

Item 8.01                                           Other Events.

On May 7, 2013, the Company issued a press release announcing that it had entered into the Sales Agency Agreement and commenced an “at the market” equity offering program. A copy of the press release announcing the “at the market” equity offering program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Number	Description

5.1	Opinion of Kilpatrick Townsend & Stockton LLP

10.1	Sales Agency Agreement, dated May 7, 2013 among Pulaski Financial Corp., Pulaski Bank and Sandler O’Neill & Partners, L.P.

23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

99.1	Press Release, dated May 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2013	By:	/s/ Gary W. Douglass
Gary W. Douglass
President and Chief Executive Officer